Exhibit 10.62

EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES

PARTICIPATION AGREEMENT

This FIRST AMENDMENT, dated as of August 17, 2012 (this “Amendment”), between GE CAPITAL RETAIL BANK, a federal savings bank (formerly known as GE Money Bank, “Bank”), and GEMB LENDING INC., a Delaware corporation (“Purchaser”), to the Amended and Restated Receivables Participation Agreement, dated as of February 29, 2012 (the “GEMB Lending Participation Agreement”), between Bank and Purchaser.

PRELIMINARY STATEMENTS

1. Bank and Purchaser desire to amend the GEMB Lending Participation Agreement as set forth herein.

2. In consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

AMENDMENTS

SECTION 1. Amendment to the GEMB Lending Participation Agreement. The third sentence of Section 2(d) of the GEMB Lending Participation Agreement is deleted in its entirety and replaced with the following:

“The parties hereto intend that each transfer of the Purchased Interests shall constitute a sale by Bank to Purchaser and not a loan by Purchaser to Bank secured by the Purchased Interests.”

SECTION 2. Representations and Warranties.

In order to induce the parties hereto to enter into this Amendment, each party hereto represents and warrants unto the other party hereto as set forth in this Section 2:

(a) The execution, delivery and performance by such party of this Amendment are within its powers, have been duly authorized by all necessary action, and do not: (i) contravene its organizational documents or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order being on or affecting it.

(b) This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.

SECTION 3. Effectiveness.

This Amendment shall become effective, as of the date first set forth above (the “Effective Date”); provided that Bank and Purchaser shall have executed a counterpart of the Amendment.

SECTION 4. Binding Effect; Ratification of GEMB Lending Participation Agreement.

(a) On and after the execution and delivery hereof, (i) this Amendment shall become part of the GEMB Lending Participation Agreement and (ii) each reference in the GEMB Lending Participation Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the GEMB Lending Participation Agreement, shall mean and be a reference to such GEMB Lending Participation Agreement as amended hereby.

(b) Except as expressly amended hereby, the GEMB Lending Participation Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 5. Governing Law.

THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, BE GOVERNED BY AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

SECTION 6. Headings.

Headings used herein are for convenience of reference only and shall not affect the meanings of this Amendment.

SECTION 7. Counterparts.

This Amendment may be executed in any number of counterparts, and by parties hereto on separate counterparts, each of which shall be an original and all of which take together shall constitute one and the same agreement. Executed counterparts may be delivered electronically

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the Effective Date.

GE CAPITAL RETAIL BANK

By:	/s/ Michael Lagnese
Name:	Michael Lagnese
Title:	SVP

GEMB LENDING INC.

By:	/s/ Chris Cutshall
Name:	Chris Cutshall
Title:	VP

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